Message To Shareholders


After Another Strong Year, Fundamentals Remain Intact

         I'm pleased to present you with our 1999 annual report as we wrap up a tremendous decade for stock fund investors. While I don't think the last five years 28% average annual return for the S&P 500 Index will be repeated over the next five years, we do have many reasons to be optimistic about the general direction of the securities markets heading into the next millennium. There are some factors that suggest a bumpy road lies ahead, but first let me summarize the positives.

         Economic growth in the U.S. over the past year has been more robust than we, and most economists, expected. By the time fourth quarter figures are tallied, instead of the 2% growth rate we anticipated, the economy will have probably grown at a 4% or even 5% rate. Unemployment has remained remarkably low, close to a 4% level. And inflation, while up from last year, remains unusually low given the robust economic growth we've experienced since 1990.

         Another positive is that corporate earnings grew at a remarkable 18% in 1999, after declining in 1998. Demand for stocks remains high as investors continue to fund retirement accounts and trade stocks and mutual funds through the internet. Finally, companies in more mundane, but predictable industries are currently selling at very attractive levels. The value fund managers we speak with are eager to tell us about good companies they are finding that are selling at less than 10 times earnings. It reminds me of 1982, when I was finding attractive companies selling for 5, 6 or 7 times current year's earnings.

Foreign Markets Can't Be Ignored

         Economic growth outside the U.S. also improved last year. The Pacific Basin bounced back from its 1998 liquid-ity crisis, and the Japanese economy began to gradually recover from its 10-year slump. In Europe, economic unity is taking hold. In addition to increasing economic activity, an acceleration in merger and acquisition activity and technological enhancements are beginning to result in productivity improvements similar to those experienced in the U.S. over the past five years.

Fed Could Spoil The Party

         Not everything is rosy. The Federal Reserve (Fed) increased interest rates three times in 1999, and is set to raise rates again in early February. Higher rates are obviously bad for bond funds (they experienced their worst year since 1994). Will the Fed be able to keep inflation in check, while keeping economic growth chugging along? They've been able to pull it off for nine years straight, but a misstep could occur as the drivers of economic growth undergo funda-mental shifts. The Fed may (as they've often done in the past) raise rates too much and cause an economic slow-down or recession. Or, they may let growth get out of hand, and be faced with uncontrolled inflation.

Diversification May Hold The Key in 2000

         Looking forward to 2000 we see continued enthusiasm for stocks and stock funds. Given strong economic growth and appealing valuations, we are still convinced that some exposure to value funds is warranted. We are also quite excited about overseas markets and may selectively increase international exposure. Finally, we remain very cautious on the interest rate front, as strong economic growth could send long-term interest rates to 7%, or higher. If this happens, we also have to be prepared for the potential negative impact it would likely have on the equity markets.

         We had some disappointments in 1999, but we have been pleased with the overall performance of the funds we've invested in on your behalf. It is important to realize that some of our holdings performed poorly because of their investment style, and not manager ineptitude. As proof that investment styles matter, renowned investor Warren Buffett found his Berkshire Hathaway stock declining 19.8% for the year. While everyone knows that technology drove the market last year, the gap between value and growth stocks was unprecedented. Going forward, we remain confident that a diversified approach is the most prudent course of action at this stage in the market. While we have an excellent stable of mutual fund managers working for us, we won't hesitate to make adjustments if market and economic conditions change. We appreciate having you as a shareholder and look forward to being part of your investment program for many years.

                           Sincerely,

                           /s/ Eric M. Kobren
                           Eric M. Kobren
                           President and Portfolio Manager

[Line Chart for Value of $10,000 invested 12/16/99]

[Pie Chart for Asset Allocation]

[Pie Chart for Style Allocation]

Kobren Growth Fund (Ticker: KOGRX): The fourth quarter of 1999 capped off a spectacular decade for equity fund investors. Kobren Growth gained 20.5% for the quarter bringing 1999's total return to 29.7%, outpacing both the DJIA and S&P 500 Index, as well as the 24% average return for growth oriented funds of funds as tracked by Lipper Analytical Services.

         A number of strategic asset allocation shifts contributed to last year's impressive results. We completely eliminated our bond position as we adopted a "strengthening economy" scenario. We also increased the growth sector while decreasing our percentage of value funds. Two growth funds that stood out in 1999 were Janus Twenty and Fidelity Aggressive Growth. Also, Artisan International was near the top of its peer group.

         In 1999, Janus Twenty (which comprised between 10% and 17% of the fund) appreciated a remarkable 64.9%. Manager Scott Schoelzel rode the technology wave as that sector accounted for over 50% of his assets by year end. Fidelity Aggressive Growth employed a similar strategy as Erin Sullivan continues to impress. Our holding grew from 3% at the end of September to 16% by the end of the year. The timing was fortunate as the fund surged 48.3% in the fourth quarter alone. Artisan International (which comprised between 10% and 17% of this year's portfolio) gained 81.3% in 1999 by emphasizing technology and developing communication stocks. Our diversified portfolio is well positioned for a volatile 2000.



Top Ten Holdings
Kobren Growth                                      Style                        Alloc (%)
Artisan International                              International                17.5
Janus Twenty                                       Large Cap Growth             17.4
Fidelity Aggressive Growth                         Large Cap Growth             16.4
Longleaf Partners                                  Mid Cap Value                13.4
Marsico Growth & Income                            Large Cap Growth             12.9
Longleaf Partners Small Cap                        Small Cap Value              9.2
Fidelity                                           Large Cap Growth             5.9
Fidelity Select Energy Service                     Small Cap Growth             3.7
Fidelity Select Health Care                        Large Cap Growth             3.6
Dreyfus Cash Management Plus                       Cash                         1.3

Total Fund Assets                                  $73,151,338


[Bar Chart for Top Sectors]

Kobren Growth Fund
December 31, 1999

             Large Cap Growth - 56.27%
201,085      Fidelity Aggressive Growth Fund                         $ 1,990,712
102,088      Fidelity Fund                                             4,349,978
21,186       Fidelity Select Health Care Portfolio                     2,644,386
152,941      Janus Twenty Fund                                        12,759,900
430,975      Marsico Growth & Income Fund                              9,421,114
41,166,090
             International - 17.49%
448,332      Artisan International Fund, Inst'l. Class                12,790,911


             Mid Cap Value - 13.43%
479,378      Longleaf Partners Fund                                    9,822,450
             Small Cap Value - 9.23%
334,145      Longleaf Partners Small Cap Fund                          6,749,733
             Small Cap Growth - 3.79%
108,696      Fidelity Select Energy Service Portfolio                  2,707,609
1,755        RBB Fund Inc. Numeric Inv Growth Fund                        33,748
1,962        RBB Fund Inc. Numeric Inv Micro Cap Fund                     33,444
                                                                       2,774,801

             Money Market Fund - 1.27%
932,371      Dreyfus Cash Management Plus Fund   932,371

             Total Mutual Funds
                  (Cost $56,108,085)                                  74,236,356

TOTAL INVESTMENTS
     (Cost $56,108,085*)                         101.48%              74,236,356

NET OTHER ASSETS
     AND LIABILITIES                             -1.48%              (1,085,018)
TOTAL NET ASSETS                                 100.00%           $  73,151,338


*For  Federal  income  tax  purposes,   cost  is  $56,423,680  and  appreciation
(depreciation) is as follows:

Unrealized appreciation:            $20,587,604
Unrealized depreciation:            ($2,774,928)
Net unrealized appreciation:        $17,812,676


Kobren Moderate Growth Fund
December 31, 1999

             Large Cap Growth - 49.20%
    79,922   Fidelity Fund                                           $ 3,405,457
    64,593   Fidelity Growth Company Fund                              5,445,220
   513,039   Marsico Growth & Income Fund                             11,215,022
                                                                      20,065,699
             International - 14.75%
   297,580   Tweedy, Browne Global Value Fund                          6,014,102

             Mid Cap Value - 9.26%
   184,309   Longleaf Partners Fund                                    3,776,490

             Large Cap Value - 7.70%
   258,974   MAS Pooled Value Fund                                     3,141,354

             Small Cap Value - 7.05%
   142,389   Longleaf Partners Small Cap Fund                          2,876,261

             Bond - 2.85%
   117,524   PIMCo Total Return Institutional Fund                     1,163,485

             Money Market Fund - 1.33%
    541,281  Dreyfus Cash Management Plus Fund                           541,281

             Total Mutual Funds
                  (Cost $32,241,693)                                  37,578,672


             U.S. Treasury Notes - 8.65%
$   650,000  7.250%, 08/15/04                                            670,719
  2,500,000  7.500%, 02/15/05                                          2,605,078
    250,000  6.500%, 08/15/05                                            249,668
                                                                       3,525,465
             Total U.S. Treasury Obligations
                  (Cost $3,582,528)                                    3,525,465

TOTAL INVESTMENTS
     (Cost $35,824,221*)                         100.79%              41,104,137

NET OTHER ASSETS
     AND LIABILITIES                             -0.79%                (320,168)

TOTAL NET ASSETS                                 100.00%             $40,783,969


*For  Federal  income  tax  purposes,   cost  is  $35,954,126  and  appreciation
(depreciation) is as follows:

Unrealized appreciation:                                      $6,859,057
Unrealized depreciation:                                      ($1,709,046)
Net unrealized appreciation:                                  $5,150,011

Statements of Assets and Liabilities

Kobren Insight Funds
For the Year Ended December 31, 1999

                                                                                Kobren
                                                      Kobren                    Moderate
                                                     Growth Fund                Growth Fund
ASSETS:
Investments, at value

See accompanying schedules                           $74,236,356               $41,104,137
Interest and dividend receivable                           6,991                    99,707
Receivable for fund shares sold                           30,801                        --
Unamortized organization costs                             8,216                     4,108
Prepaid expenses and other net assets                      1,493                     4,610
   Total assets                                       74,283,857                41,212,562
LIABILITIES:
Payable for fund shares redeemed                         192,428                    56,040
Dividends payable                                        853,863                   322,470
Investment advisery fee payable                           41,784                    18,358
Accrued Trustees' fees and expenses                        3,862                     2,342
Accrued expenses and other payables                       40,582                    29,383
   Total liabilities                                   1,132,519                   428,593
NET ASSETS                                           $73,151,338               $40,783,969
Investments, at cost                                 $56,108,085               $35,824,221
NET ASSETS consist of:
Accumulated net realized gain on investments sold     $2,801,860                $2,062,059
Net unrealized appreciation of investments            18,128,271                 5,279,916
Par value (Shares of beneficial interest,
       $0.001 per share)                                   4,769                     3,133
Paid-in capital in excess of par value                52,216,438                33,438,861
NET ASSETS                                           $73,151,338               $40,783,969
SHARES OUTSTANDING                                     4,768,667                 3,132,944
Net asset value, offering and redemption
         price per share                                  $15.34                    $13.02



Statements of Operations

Kobren Insight Funds
For the Year Ended December 31, 1999


                                                                                Kobren
                                                      Kobren                    Moderate
                                                     Growth Fund                Growth Fund
INVESTMENT INCOME:
Dividends                                             $337,150                  $300,783
Interest                                                83,928                   324,912
   Total investment income                             421,078                   625,695
EXPENSES:
Investment advisory fee                                493,644                   302,425
Administration fee                                      67,500                    67,500
Transfer agent fees                                     54,293                    42,491
Custodian fees                                           3,044                     3,268
Professional fees                                       27,411                    32,257
Trustees' fees and expenses                             19,593                    10,827
Registration and filing fees                            13,003                    13,142
Amortization of organization costs                       4,200                     2,100
Other                                                   20,612                    15,086
   Total expenses                                      703,300                   489,096
Expenses reimbursed by investment adviser              (45,010)                  (85,805)
Other reductions                                       (10,912)                  (21,901)
   Net expenses                                        647,378                   381,390
NET INVESTMENT INCOME (LOSS)                          (226,300)                  244,305
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain from security transactions         1,828,303                  1,291,233
Short term capital gain distributions received         672,939                    224,923
Long term capital gain distributions received        3,386,572                  1,632,320
Change in unrealized appreciation of securities     11,644,001                  3,669,826
Net realized and unrealized gain on investments     17,531,815                  6,818,302
NET INCREASE IN NET ASSETS
   RESULTING FROM OPERATIONS                       $17,305,515                 $7,062,607



STATEMENTS OF CHANGES IN NET ASSETS

                                                                                     Kobren Growth Fund
                                                                                   Year Ended December 31,
                                                                             1999                     1998
                                                                             -----------------------------
Net investment loss                                                         $(226,300)           $(128,324)
Net realized gain (loss) from security transactions                         1,828,303           (1,711,222)
Short term capital gain distributions received                                672,939              266,876
Long term capital gain distributions received                               3,386,572            3,925,774
Change in unrealized appreciation of investments                           11,644,001            3,983,749
Net increase in net assets resulting from operations                       17,305,515            6,336,853
Distribution to shareholders from:
   Net investment income and short term capital gains                        (446,672)            (138,552)
   Net realized gains on investments                                       (3,770,595)          (1,309,372)
   Total distributions                                                     (4,217,267)          (1,447,924)
Net decrease in net assets from fund share
transactions                                                               (4,443,655)          (2,891,457)
Net increase in net assets                                                  8,644,593            1,997,472
NET ASSETS:
Beginning of period                                                        64,506,745           62,509,273
   End of period                                                          $73,151,338          $64,506,745


                                                                                Kobren Moderate Growth Fund
                                                                                   Year Ended December 31,
                                                                             1999                     1998
                                                                             -----------------------------
Net investment income                                                     $   244,305          $   597,833
Net realized gain (loss) from security transactions                         1,291,233           (1,938,559)
Short term capital gain distributions received                                224,923              224,103
Long term capital gain distributions received                               1,632,320            2,836,492
Change in unrealized appreciation of investments                            3,669,826             (371,379)
Net increase in net assets resulting from operations                        7,062,607            1,348,490
Distribution to shareholders from:
Net investment income and short term capital gains                           (469,256)            (821,936)
   Net realized gains on investments                                       (1,759,380)          (1,048,296)
   Total distributions                                                     (2,228,636)          (1,870,232)
Net decrease in net assets from fund share
   transactions                                                           (11,007,983)           4,098,746
Net increase (decrease)in net assets                                       (6,174,012)           3,577,004
NET ASSETS:
Beginning of period                                                        46,957,981           43,380,977
End of period                                                             $40,783,969      $    46,957,981


FINANCIAL HIGHLIGHTS

Kobren Growth Fund

For a fund share outstanding throughout the period.



                                                 For the Year         For the Year         For the Year       For the Period
                                                    Ended                Ended                Ended                Ended
                                                  12/31/99             12/31/98 (f)         12/31/97             12/31/96 (a)

Net asset value-- beginning of period                $12.54               $11.51              $10.24                $10.00
Net investment income (loss)                          (0.04)               (0.02)               0.05                    --
(d)
Short term capital gains                               0.14                 0.05                0.22                    --
Net realized and unrealized gains
   on investments                                      3.63                 1.29                1.27                  0.24
Net increase in net assets resulting from
   investment operations                               3.73                 1.32                1.54                  0.24

Distributions from net investment income                 --                   --               (0.05)                   --
Distributions from net realized short term
   capital gains                                      (0.10)               (0.03)              (0.22)                   --
Distributions from net realized capital gains         (0.83)               (0.26)                -- (d)                 --
Total distributions                                   (0.93)               (0.29)              (0.27)                   --

Net asset value-- end of period                      $15.34               $12.54               $11.51               $ 10.24

Total return (b)                                      29.70%               11.45%               15.03%                 2.40%

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:

Net assets, end of period (in 000's)                $73,151              $64,507               $62,509                 $251
Ratio of net investment income (loss)
   to average net assets                              (0.34)%              (0.19)%               0.60%                (0.97)%(c)(e)
Ratio of operating expenses to average net
   assets before fees waived and/or expenses
   reimbursed by investment adviser and
   other reductions                                   1.07%                 1.07%                1.28%                  n/a(e)
Ratio of operating expenses to average net
   assets after reimbursements and reductions         0.98%                 0.91%                0.89%                 1.00%
(c)
Portfolio turnover rate                                 66%                   62%                  43%                   n/a(e)



(a) Kobren Growth Fund commenced operations on December 16, 1996. (b) Total return represents aggregate total return for the period indicated.
(c) Annualized.
(d) Amount represents less than $0.01 per share.
(e) Since Kobren Growth Fund was in operation for a short period of time, these ratios are not meaningful. (f) Per share net investment income has been calculated using the monthly average share method.

FINANCIAL HIGHLIGHTS

Kobren Moderate Growth Fund

For a fund share outstanding throughout the period.



                                                 For the Year         For the Year         For the Year       For the Period
                                                    Ended                Ended                Ended                Ended
                                                  12/31/99             12/31/98             12/31/97           12/31/96 (a)

Net asset value-- beginning of period               $11.86               $11.94               $10.06             $10.00

Net investment income                                 0.09                 0.16                 0.19                 -- (d)
Short term capital gains                              0.07                 0.06                 0.27                 --
Net realized and unrealized gains
   on investments                                     1.75                 0.20                 1.88               0.06
Net increase in net assets resulting from
   investment operations                              1.91                 0.42                 2.34               0.06

Distributions from net investment income            (0.08)                (0.16)               (0.19)                --
Distributions from net realized short term
   capital gains                                    (0.08)                (0.06)               (0.27)                --
Distributions from net realized capital gains       (0.59)                (0.28)                  --(d)              --
Total distributions                                 (0.75)                (0.50)               (0.46)                --
Net asset value-- end of period                    $13.02                $11.86               $11.94             $10.06
Total return (b)                                   $16.06%                 3.44%               23.25%              0.60%

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:

Net assets, end of period (in 000's)              $40,784               $46,958              $43,381               $190
Ratio of net investment income to
   average net assets                                0.61%                 1.15%                2.76%              8.95%(c)(e)
Ratio of  operating  expenses  to average net assets
        before fees waived  and/or
   expenses reimbursed by investment adviser and
   other reductions                                  1.21%                 1.13%                1.58%              n/a (e)
Ratio of operating expenses to average net
   assets after reimbursements and reductions        0.95%                 0.91%                0.92%              1.00%(c)
Portfolio turnover rate                                57%                   50%                  14%               n/a (e)




(a) Kobren Moderate Growth Fund commenced operations on December 24, 1996. (b) Total return represents aggregate total return for the period indicated.
(c) Annualized.
(d) Amount represents less than $0.01 per share.
(e) Since Kobren Moderate Growth Fund was in operation for a short period of time, these ratios are not meaningful.

Notes to Financial Statements

Kobren Insight Funds
December 31, 1999

1.  Significant Accounting Policies


    Kobren Insight Funds (the "Trust") was organized on September 13, 1996, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a no-load, open-end diversified management investment company. Effective May 28, 1999, Kobren Moderate Growth Fund acquired the assets and certain of the liabilities of Kobren Conservative Allocation Fund, in a tax-exempt reorganization. As of December 31, 1999, the Trust offered shares of three funds, Kobren Growth Fund, Kobren Moderate Growth Fund and Kobren Delphi Value Fund. Information presented in these financial statements pertains only to Kobren Growth Fund and Kobren Moderate Growth Fund (individually, a "fund" and collectively, the "funds"). These funds seek to achieve their investment objectives by investing primarily in shares of other investment companies ("underlying funds"), but also may invest directly in securities that are suitable investments for that fund.

Use of Estimates -- The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the funds in the preparation of their financial statements.

Portfolio Valuation -- The underlying funds are valued according to their stated net asset value. Each fund's other investment securities are valued at the last sale price on the primary securities exchange or national securities market on which such securities are traded. Securities not listed on an exchange or national securities market, or securities in which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Short-term investments are valued at amortized cost, which approximates market value. Any securities or other assets for which recent market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees.

Dividends and Distributions -- It is the policy of Kobren Growth Fund and Kobren Moderate Growth Fund to declare and pay dividends from net investment income annually. Each fund will distribute net realized capital gains if any (including net short-term capital gains), unless offset by any available capital loss carryforward, annually. Additional distributions of net investment income and capital gains for each fund may be made in order to avoid the application of a 4% non-deductible excise tax on certain undistributed amounts of ordinary income and capital gain. Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are due primarily to differing treatments of income and gain on various investment securities held by a fund, timing differences and differing characterizations of distributions made by a fund.

Securities Transactions and Investment Income -- Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the specific identified cost basis. Dividend income is recognized on the ex-dividend date. Interest income is recognized on the accrual basis.

Federal Income Tax -- Each fund has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and by distributing substantially all of its earnings to its shareholders. Therefore, no federal income or excise tax provision is applicable.

Expenses -- Expenses of the Trust which are directly identifiable to a specific fund are allocated to that fund. Certain of the Trust's other expenses are allocated equally to those funds which make up the Trust. Other expenses of the Trust are allocated among the funds based upon relative net assets of each fund.


2.  Investment Advisery Fee, Administration Fee and Other Transactions

    The Trust has entered into an investment advisory agreement (the "Advisory Agreement") with Kobren Insight Management, Inc. ("KIM"). The Advisory Agreement provides that each fund pays KIM a fee, computed daily and paid monthly, at the annual rate of 0.75% of each fund's average daily net assets. KIM has voluntarily agreed to limit each fund's other operating expenses to 0.25% of each fund's average daily net assets until January 1, 2001.


    The  Trust  has  also  entered  into  an   administration   agreement   (the
"Administration Agreement") with PFPC Inc. (formerly known as First Data Investor Services Group, Inc.) (the "Administrator"), an indirect wholly-owned subsidiary of PNC Bank Corp. The Administrator also serves as the Trust's transfer agent and dividend paying agent. Prior to December 1, 1999, the services described above were provided by First Data Investor Services Group, Inc., a wholly-owned subsidiary of First Data Corporation. On that date, PFPC Trust Company, a wholly-owned subsidiary of PFPC Worldwide, Inc., and an indirect wholly-owned subsidiary of PNC Bank Corp., acquired all of the outstanding stock of First Data Investor Services Group, Inc. and as part of the transaction, PFPC Inc. was merged into First Data Investor Services Group, Inc. which then changed its name to PFPC Inc. Boston Safe Deposit and Trust Company, an indirectly wholly-owned subsidiary of Mellon Bank Corporation, serves as the Trust's custodian. Kobren Insight Brokerage, Inc. ("KIB"), an affiliate of KIM, serves as distributor of the funds' shares and bears all distribution costs. No distribution fees are paid by the funds.


    For the year ended December 31, 1999, expense reimbursement and other reductions are as follows:


                                                      ExpensesReimbursed
                                                     By Investment Adviser          Other Reductions (1)
    Kobren Growth Fund                                $       45,010                  $       10,912
Kobren Moderate Growth Fund                                   85,805                          21,901



    (1) Receipt of 12b-1 distribution fees paid by certain fund investments held in the portfolios owned by the funds.
    No officer, director or employee of KIM, KIB, the Administrator, or any affiliate thereof, receives any compensation from the Trust for serving as a trustee or officer of the Trust. Each trustee who is not an "affiliated person" receives an annual fee of $5,000 plus $1,000 for each board meeting attended and $500 for each committee meeting attended. The Trust also reimburses out-of-pocket expenses incurred by each trustee in attending such meetings.


3.  Sub-Transfer Agent Fees

       The  funds  are  subject  to   sub-transfer   agent  fees  consisting  of
broker-dealer and fund network fees at an annual rate of up to 0.10% of the average daily balances of accounts invested through those networks.


4.  Purchases and Sales

    The aggregate amounts of purchases and sales of underlying funds and investment securities, other than short-term securities, for the year ended December 31, 1999, were as follows:


                                                             Purchases                                Sales
                                                 U.S. Government      Other            U.S. Government        Other
Kobren Growth Fund                            $ 545,648          $  41,251,269       $ 3,285,875          $38,781,803
Kobren Moderate Growth Fund                          --             22,579,409        10,903,945           36,094,580




5.  Shares of Beneficial Interest

    As of December 31, 1999, an unlimited number of shares of beneficial interest, par value $0.001, was authorized for the Trust. Changes in shares of beneficial interest were as follows:



                                                   Year Ended December 31, 1999           Year Ended December 31, 1998
                                                        Shares       Amount                      Shares      Amount
Kobren Growth Fund:
Shares sold                                         1,303,646     $   18,015,548          2,046,221     $   24,949,435
Shares issued as reinvestment of distributions        219,206          3,362,783            114,032          1,429,965
Shares redeemed                                    (1,898,381)       (25,821,986)        (2,448,666)       (29,270,857)
Net decrease                                         (375,529)    $   (4,443,655)          (288,413)    $   (2,891,457)

Kobren Moderate Growth Fund:
Shares sold                                           306,806     $    3,806,795          1,885,448      $  23,034,304
Shares issued in connection with
    reorganization (Note 8)                         1,259,682         14,316,241                 --                 --
Shares issued as reinvestment of distributions        146,353          1,905,573            154,509          1,832,481
Shares redeemed                                    (2,539,624)       (31,036,592)        (1,713,953)       (20,768,039)
Net increase (decrease)                              (826,783)    $  (11,007,983)           326,004      $   4,098,746



At December 31, 1999, KIM and its affiliates owned 1,123,015 and 423,380 shares of Kobren Growth Fund and Kobren Moderate Growth Fund, respectively.


6.  Organization Expenses

    Expenses incurred in connection with the organization of each fund are being amortized on a straight-line basis over a period not to exceed sixty months from the date upon which each fund commenced its operations.


7.  Risk Factors of the Funds

    Investing in underlying funds through a Kobren Insight Fund involves additional and duplicative expenses and certain tax results that would not be present if an investor were to make a direct investment in the underlying funds. A fund, together with the other funds and any "affiliated persons" (as such term is defined in the 1940 Act), may purchase only up to 3% of the total outstanding securities of an underlying fund. Accordingly, when the Trust, KIM or their affiliates hold shares of any of the underlying funds, each fund's ability to invest fully in shares of such underlying funds may be restricted, and KIM must then, in some instances, select alternative investments for the fund.


8.  Reorganization

    At a meeting held on April 12, 1999, the Board of Trustees approved an Agreement and Plan of Reorganization (the "Agreement") between Kobren Moderate Growth Fund and Kobren Conservative Allocation Fund. On May 28, 1999, Kobren Moderate Growth Fund acquired the assets and certain liabilities of the Kobren Conservative Allocation Fund. The reorganization was structured for tax purposes to qualify as a tax-free reorganization under the Internal Revenue Code. Prior to the reorganization, the total shares issued by, the value of the shares issued by, and the total net assets of the Kobren Moderate Growth Fund were 2,343,540, $29,270,820 and $29,261,266, respectively. The total net assets contributed by the Kobren Conservative Allocation Fund were $15,736,961 (including $1,420,720 of unrealized appreciation). The total net assets of the Kobren Moderate Growth Fund after reorganization were $44,998,227.


9.   Tax Information (unaudited)

    During the fiscal year ended December 31, 1999, Kobren Growth Fund and Kobren Moderate Growth Fund made distributions from long term capital gains of $3,770,595 and $1,759,380, respectively. The percentage of income from direct obligations of the U.S. Government in Kobren Growth Fund, Kobren Moderate Growth Fund and Kobren Conservative Allocation Fund was 13%, 41% and 85% respectively.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Trustees of Kobren Insight Funds:

In our opinion, the accompanying statement of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Kobren Growth Fund and Kobren Moderate Growth Fund (the "Funds") at December 31, 1999, the results of their operations, the changes in their net assets and the financial highlights for the periods indicated therein, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

BOSTON, MASSACHUSETTS
PRICEWATERHOUSECOOPERS LLP
FEBRUARY 10, 2000

Dear Shareholder,

    In 1999 we observed a major bifurcation in the US equity markets. The new economy stocks comprising high technology, telecommunications, and internet rallied to nosebleed valuations while leading the S&P 500 Index to a 21.0% gain. Conversely, the old economy stand-bys encompassing manufacturing, consumer staples, and financial services languished.

    The top ten contributors in the S&P 500 Index (e.g., Intel, Microsoft, Cisco Systems) returned 38.8% on average. The removal of the 30% technology weighting in the S&P 500 Index would have caused a 3.1% decline in the overall market index. Given our small cap value approach, Kobren Delphi Value Fund (Retail Class +11.3% and Institutional Class +11.6%) performed creditably, far outpacing both the Russell 2500 Value (+1.5%) and the Russell 2000 Value (-1.5%) indices in 1999.

At year end, the Fund reached $53.8 million in assets with 96.2% equity exposure, a median weighted market capitalization of $2.14 billion, and roughly half of the portfolio invested in new economy holdings. Mirroring the aforementioned dynamics of the two tier marketplace, the second half winners (with second half performance while owned by the fund noted) emanated from the telecommunications (U.S. Cellular: +88.7%; Liberty Media: +54.6%), semi-conductor equipment (Kulicke & Soffa: +75.6%; Cohu: +75.3%), and chip manufacturing (Kemet: +59.4%; LSI Logic: +46.3%) sectors.

    Unfortunately, the specter of accelerating inflation induced Chairman Alan Greenspan to raise the federal funds rate three times in the second half of 1999, triggering a sell-off in financial service companies, particularly regional banks. The Federal Reserve's desired slowdown in consumer spending propelled major declines in retail and auto related issues. Hence, many outstanding businesses like Ross Stores and Dana Corporation finished the year at single digit multiples of estimated 2000 earnings.

    While we are not economists at Delphi Management, we believe that 2000 should prove to be another healthy year for the U.S. economy. Led by the consumer, real gross domestic product should advance 3 1/2 to 4%, inflation should rise to the 2 1/2 to 3% level, and U.S. corporate profits should climb 8 to 10% for the year. Nonetheless, it is important to distinguish between the economy, as a whole, and the stock market. Equities, as measured by the S&P 500 Index, are not cheap at 26x forecast year 2000 earnings. The narrow leadership is highly reminiscent of the "nifty-fifty" era of the early 1970's. While Cisco, EMC and Sun Microsystems are great franchises, 75+ multiples are unsustainable. Even more disturbing is the tulip mania amongst the internet universe. It is difficult to understand the multibillion dollar capitalizations assigned to companies with negligible revenues (e.g., Commerce One, Sycamore and Akamai) and negative earnings.

    Although I cannot promise you the return to favor of value investing in year 2000, I can assure you that we will adhere rigorously to our stated guidelines of pur-chasing solid businesses at either low price/earnings or price/breakup valuations. We shall continue to work hard for you in order to earn your trust.


                         Very truly yours,


                         /s/ Scott M. Black
                         Scott M. Black
                         Portfolio Manager

[Value of $10,000 invested 12/23/98 Line Chart]


Total Return
                            12 Months         Annualized
                              Ended         Since Inception
                            12/31/99          (12/23/98)

Retail Class (KDVRX)        +11.30%             +12.35%
Institutional Class (KDVIX) +11.61%             +12.66%
Russell 2000 Value           -1.49%              +2.02%


Net Asset Value 12/31/99
Retail Class                $11.19
Institutional Class         $11.20

Total Net Assets


$53,818,070

Top Ten Equity Holdings

Security                           Sector                        Alloc (%)
Kulicke & Soffa Indus., Inc.       Aerospace/Technology          2.06%
LSI Logic Corp.                    Aerospace/Technology          1.94%
Goldman Sachs Group, Inc.          Financial Services            1.93%
United States Cellular Corp.       Publishing & Broadcasting     1.86%
Pittway Corp., Class A             Conglomerates                 1.72%
Comcast Corp., Class A             Publishing & Broadcasting     1.69%
Viacom, Inc., Class B              Publishing & Broadcasting     1.64%
LTX Corp.                          Aerospace/Technology          1.62%
Cox Comm., Inc., Class A           Publishing & Broadcasting     1.60%
Arrow Electronics, Inc.            Aerospace/Technology          1.58%


[Pie Chart for Sectors]
[Pie Chart for Asset Allocation]

Delphi Management, Inc. is the sub-adviser responsible for the day-to-day portfolio management of Kobren Delphi Value Fund and Kobren Insight Brokerage, Inc., a NASD broker/dealer, is the distributor of the fund. Performance data reflect past performance and are not a guarantee of future returns. Total return figures include reinvestment of all distributions. Investment returns and principal values fluctuate with changing market conditions, so that when redeemed, shares may be worth more or less than their original cost. The Russell 2000 Value Index is an unmanaged index of common stocks. The adviser absorbed certain expenses of the fund, without which the total return would be lower. Portfolio holdings and percentages of the fund may change at any time. An institutional class of shares is also available. This report must be preceded or accompanied by a prospectus. You may obtain a prospectus by calling a Kobren Insight Fund representative at 1-800-4KOBREN (1-800-456-2736) or by visiting www.kobren.com.


COMMON STOCKS - 95.98%
Advertising - 1.12%
1,500        Grey Advertising, Inc.             $     600,000

Aerospace/Technology - 18.43%
33,500       Arrow Electronics, Inc. (1)              850,062
14,000       Avnet, Inc.                              847,000
27,000       Cohu, Inc.                               837,000
16,000       Hubbell, Inc.(Class B)                   436,000
16,700       Kemet Corp. (1)                          752,544
26,100       Kulicke & Soffa Industries, Inc. (1)   1,110,881
10,500       Litton Industries, Inc. (1)              523,687
15,500       LSI Logic Corp. (1)                    1,046,250
39,000       LTX Corp. (1)                            872,625
47,300       SpeedFam-IPEC, Inc. (1)                  611,944
14,500       Tech-Sym Corp. (1)                       299,062
67,000       Teledyne Technologies, Inc. (1)          632,313
12,100       Thomas & Betts Corp.                     385,688
21,000       Varian Semicon. Equip. Assoc., Inc.(1)   714,000
                                                    9,919,056

Banking - 7.05%
8,000        Bank of America Corp.                    401,500
42,250       Colonial BancGroup, Inc.                 438,344
19,400       Community Bank System                    448,625
31,500       First Essex Bancorp, Inc.                452,812
11,500       First Union Corp.                        377,344
1,400        North Fork Bancorporation, Inc.           24,500
30,000       Peoples Heritage Financial Group         451,875
42,900       Sovereign Bancorp, Inc.                  319,739
11,500       Union Planters Corp.                     453,531
18,000       Webster Financial Corp.                  424,125
                                                    3,792,395

Conglomerates - 7.71%
386          Berkshire Hathaway, Inc., Class B (1)   706,380
12,400       Honeywell International, Inc.           715,325
18,550       National Service Industries, Inc.       547,225
14,000       Norsk Hydro A/S Sponsored, ADR          598,500
20,700       Pittway Corp., Class A                  927,619
27,000       St. Joe Co.                             656,438
                                                   4,151,487

Construction & Real Estate - 4.47%
43,000       D. R. Horton, Inc.                       593,937
25,000       Lennar Corp.                             406,250
14,500       Smith (Charles E.) Res. Realty, Inc.     512,938
9,000        Southdown, Inc.                          464,625
22,600       Sovran Self Storage, Inc.                427,987
                                                    2,405,737

Consumer Related - 3.23%
26,400       Disney (Walt) Co.                        772,200
20,000       Hilfiger (Tommy) Corp. (1)               466,250
29,200       Polo Ralph Lauren Corp. (1)              498,225
                                                    1,736,675

Energy - 6.45%
30,000       Cabot Oil & Gas Corp.                    481,875
47,000       Cross Timbers Oil Co.                    425,938
12,500       Devon Energy Corp.                       410,937
31,500       Global Marine, Inc. (1)                  523,688
23,500       Santa Fe International Corp.             608,063
66,900       Santa Fe Snyder Corp. (1)                535,200
14,500       Unocal Corp.                             486,656
                                                    3,472,357

Financial Services - 4.14%
14,684       Bear Stearns Cos., Inc.                  627,741
11,670       Donaldson Lufkin & Jenrette, Inc., NW    564,536
11,000       Goldman Sachs Group, Inc.              1,036,062
                                                    2,228,339
Food & Beverage - 3.25%
10,500       Coca-Cola Bottling Co.                   497,438
30,000       Pepsi Bottling Group, Inc.               496,875
51,500       Ryan Family Steak Houses, Inc. (1)       437,750
25,000       Schultz Sav-O Stores, Inc.               318,750
                                                    1,750,813

Insurance - 3.70%
9,300        Chubb Corp.                               523,706
25,600       IPC Holdings, Ltd.                        380,800
13,300       Renaissance Re Holdings, Ltd.             543,637
10,500       XL Capital, Ltd., Class A                 544,688
                                                     1,992,831
Manufacturing - 5.25%
29,000       AK Steel Holding Corp.                   547,375
15,500       Arvin Industries, Inc.                   439,812
20,300       Banta Corp.                              458,019
14,100       Dana Corp.                               422,119
14,000       Lear Corp. (1)                           448,000
10,200       SIFCO Industries, Inc.                    70,763
15,500       Trinity Industries, Inc.                 440,781
                                                    2,826,869

Publishing & Broadcasting - 25.95%
14,000       AT & T Corp.-Liberty Media Group (1)    794,500
15,900       Central Newspapers, Inc., Class A       626,062
26,500       Charter Comm., Inc., Class A (1)        579,687
18,000       Comcast Corp., Class A                  910,125
16,700       Cox Communications, Inc., Class A (1)   860,050
9,600        Gannett, Inc.                           783,000
21,000       Hearst-Argyle Television, Inc. (1)      559,125
10,000       Jones Intercable, Inc., Class A (1)     693,125
11,500       Knight Ridder, Inc.                     684,250
21,200       Lee Enterprises, Inc.                   677,075
16,000       McClatchy Co., Class A                  692,000
9,500        McGraw-Hill Cos., Inc.                  585,438
21,600       News Corp., Ltd,  ADR                   826,200
26,500       Penton Media, Inc.                      636,000
13,100       Scripps (E.W.) Co., Class A             587,044
11,000       Time Warner, Inc.                       796,813
9,900        United States Cellular Corp. (1)        999,281
14,600       Viacom, Inc., Class B (1)               882,387
1,423        Washington Post, Class B                791,010
                                                  13,963,172
Retail - 5.23%
26,200       Claire's Stores, Inc.                    586,225
14,000       Federated Department Stores, Inc. (1)    707,875
16,500       May Department Stores Co.                532,125
30,000       Ross Stores, Inc.                        538,125
29,000       Saks, Inc. (1)                           451,313
                                                    2,815,663

Total Common Stocks                                51,655,394
(Cost $47,803,557)

INVESTMENT COMPANY - 3.80%
  2,043,048  Dreyfus Cash Mgmt. Plus Fund           2,043,048
             Total Investment Company               2,043,048
             (Cost $2,043,048)
             Total Investments - 99.78%            53,698,442
             (Cost $49,846,605*)
             Net Other Assets
             and Liabilities - 0.22%                  119,628

             Total Net Assets - 100.00%     $      53,818,070

    (1) Non-income producing.
    ADR American Depositary Receipt.

*For    Federal    income    tax    purposes,    cost   is    $49,846,605    and
appreciation/(depreciation) is as follows:

Unrealized appreciation:            $8,478,550
Unrealized depreciation:           ($4,626,713)
Net unrealized appreciation:        $3,851,837

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1999

Assets:
Investments, at value
See accompanying schedules                                     $      53,698,442
Dividends receivable                                                      38,539
Interest receivable                                                        6,779
Receivable for investments sold                                          204,373
Receivable for fund shares sold                                           76,500
Prepaid expenses                                                           1,494
Total assets                                                          54,026,127


Liabilities:
Payable for investment securities purchased                               17,571
Payable for fund shares redeemed                                         115,235
Investment advisory fee payable                                           43,770
Distribution fee payable                                                   5,559
Accrued trustees' fees and expenses                                        2,967
Accrued expenses and other payables                                       22,955
Total liabilities                                                        208,057
Net Assets                                                     $      53,818,070
Investments, at cost                                           $      49,846,605

Net Assets consist of:
Accumulated net realized loss on investments sold              $       (179,185)
Net unrealized appreciation of investments                             3,851,837
Par value (Shares of beneficial interest, $0.001 per share)                4,808
Paid-in capital in excess of par value                                50,140,610
Net Assets                                                     $      53,818,070
Computation of net asset value
Retail Class Shares:
Net asset value, offering and redemption price
per share ($31,054,985 / 2,774,808 shares)                     $           11.19

Institutional Class Shares:
Net asset value, offering and redemption price
   per share ($22,763,085 / 2,033,166 shares)                  $           11.20

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1999

INVESTMENT INCOME:
Dividends, net (withholding tax of $341)                       $         701,712
Total investment income                                                  701,712

EXPENSES:
Investment advisory fee                                                  400,343
Administration fee                                                        72,500
Transfer agent fees                                                       56,375
Sub-transfer agent fee (Retail Class)                                      8,074
Custodian fees                                                            20,512
Professional fees                                                         23,343
Trustees' fees and expenses                                               10,992
Registration and filing fees                                              38,859
Distribution fees (Retail Class)                                          55,796
Other                                                                      6,720
   Total expenses                                                        693,514
Fees waived and/or expenses reimbursed by investment adviser
           and administrator                                            (37,203)
Net expenses                                                             656,311
NET INVESTMENT INCOME                                                     45,401

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain from security transactions                             143,370
Change in unrealized appreciation of securities                        3,793,277
Net realized and unrealized gain on investments                        3,936,647
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                  $3,982,048

STATEMENT OF CHANGES IN NET ASSETS


                                                                                                      For the Period
                                                                                                     December 23, 1998
                                                                 For the Year Ended            (commencement of operations)
                                                                  December 31, 1999                to December 31, 1998


Net investment income                                       $             45,401                 $               803
Net realized gain from security transactions                             143,370                                  --
Change in unrealized appreciation of investments                       3,793,277                              58,560
Net increase in net assets resulting from operations                   3,982,048                              59,363
Distribution to shareholders from:
   Retail Shares:
      Net investment income                                               (5,356)                                 --
      Net realized gains on investments                                  (81,845)                                 --
      Distributions in excess of net realized gains on investments      (105,633)                                 --
        Total distributions                                             (192,834)                                 --
   Institutional Shares:
      Net investment income                                              (46,306)                                 --
Net realized gains on investments                                        (61,525)                                 --
Distributions in excess of net realized gains on investments             (79,407)                                 --
        Total distributions                                             (187,238)                                 --
   Total distributions to shareholders                                  (380,072)                                 --
Net increase in net assets from fund share transactions               44,888,495                           5,268,236

Net increase in net assets                                            48,490,471                           5,327,599

Net Assets:
Beginning of period                                                    5,327,599                                  --
End of period                                                 $       53,818,070                 $         5,327,599

    Undistributed net investment income at end of period      $               --                 $             5,678







FINANCIAL HIGHLIGHTS
FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                         RETAIL CLASS CHARES

                                                                                                          For the Period
                                                                                                         December 23, 1998
                                                                             For the Year Ended    (commencement of operations)
                                                                              December 31, 1999        to December 31, 1998

Net asset value - beginning of period                                       $      10.12                       $     10.00
Net investment income                                                               0.00 (c)(d)                       0.01
   Net realized and unrealized gain on investments                                  1.14                              0.11
   Net increase in net assets resulting from investment operations                  1.14                              0.12
Distributions from net investment income                                             --  (d)                            --
Distributions from net realized capital gains                                      (0.03)                               --
Distributions in excess of net realized capital gains                              (0.04)                               --
Total distributions                                                                (0.07)                               --
Net asset value-- end of period                                             $      11.19                       $     10.12

Total return (a)                                                                   11.30%                             1.20%

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                                        $     31,055                       $      5,056
Ratio of net investment income/(loss) to average net assets                         0.00%                              0.82%(b)
Ratio of  operating  expenses  to average net assets  before fees waived  and/or expenses reimbursed by investment
   adviser and administrator                                                        1.86%                             10.91%(b)
Ratio of operating expenses to average net assets
   after waivers and/or expense reimbursements                                      1.75%                              1.75%(b)
Portfolio turnover rate                                                               17%                                 0%


(a) Total return represents aggregate total return for the period indicated.
(b) Annualized.
(c) The selected per share data was calculated using the weighted average share method for the year. (d) The selected amounts are less then $0.005.


FINANCIAL HIGHLIGHTS
FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                                                                     INSTITUTIONAL CLASS SHARES

                                                                                                          For the Period
                                                                                                         December 23, 1998
                                                                             For the Year Ended    (commencement of operations)
                                                                              December 31, 1999        to December 31, 1998

Net asset value - beginning of period                                       $      10.12               $      10.00

Net investment income                                                               0.03 (c)                   0.01
Net realized and unrealized gain on investments                                     1.14                       0.11
Net increase in net assets resulting from investment operations                     1.17                       0.12

Distributions from net investment income                                           (0.02)                        --
Distributions from net realized capital gains                                      (0.03)                        --
Distributions in excess of net realized capital gains                              (0.04)                        --
Total distributions                                                                (0.09)                        --

Net asset value-- end of period                                             $      11.20                      $10.12

Total return (a)                                                                   11.61%                       1.20%

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                                        $     22,763               $         272
Ratio of net investment income/(loss) to average net assets                         0.25%                       1.07%(b)
Ratio of  operating  expenses  to average net assets  before fees waived  and/or expenses reimbursed by investment
  adviser and administrator                                                         1.57%                      10.66%(b)
Ratio of operating expenses to average net assets
   after waivers and/or expense reimbursements                                      1.50%                       1.50%(b)
Portfolio turnover rate                                                               17%                          0%

(a) Total return represents aggregate total return for the period indicated.
(b) Annualized.
(c) The selected per share data was calculated using the weighted average share method for the year.

NOTES TO FINANCIAL STATEMENTS


1.  Significant Accounting Policies

    Kobren Insight Funds (the "Trust") was organized on September 13, 1996, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a no-load, open-end diversified management investment company. As of December 31, 1999 the Trust offered shares of three funds, Kobren Growth Fund, Kobren Moderate Growth Fund and Kobren Delphi Value Fund. Information presented in these financial statements pertains only to Kobren Delphi Value Fund ("fund"). The fund is authorized to issue two classes of shares - the Retail Class and the Institutional Class. Each class of shares has the same voting, dividend, liquidation and other rights and conditions, except that the expenses incurred in the distribution and marketing of such shares are different for each class. Additionally, the Retail Class is subject to 12b-1 fees and sub-transfer agent fees. The Fund seeks to achieve its investment objective by investing primarily in equity securities of U.S. companies.


Use of Estimates -- The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the funds in the preparation of their financial statements.

Portfolio Valuation -- Investment securities are valued at the last sale price on the securities exchange or national securities market on which such securities are primarily traded. Securities not listed on an exchange or national securities market, or securities in which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Short-term securities are valued at amortized cost which approximates market value. Any securities or other assets for which recent market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees.

Dividends and Distributions -- It is the policy of the fund to declare and pay dividends from net investment income annually. The fund will distribute net realized capital gains (including net short-term capital gains), unless offset by any available capital loss carryforward, annually. Additional distributions of net investment income and capital gains for the fund may be made in order to avoid the application of a 4% non-deductible excise tax on certain undistributed amounts of ordinary income and capital gain. Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are due primarily to differing treatments of income and prepaid expenses.

Securities Transactions and Investment Income -- Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the specific identified cost basis. Dividend income is recognized on the ex-dividend date. Dividend income on foreign securities is recognized as soon as a fund is informed of the ex-dividend date. Interest income is recognized on the accrual basis.

Federal Income Tax -- The fund has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, applicable to regulated investment companies and by distributing substantially all of its earnings to its shareholders. Therefore, no federal income or excise tax provision is applicable.

Expenses -- Expenses of the Trust which are directly identifiable to a specific fund are allocated to that fund. Certain of the Trust's other expenses are allocated equally to those funds which make up the Trust. Other expenses of the Trust are allocated among the funds based upon relative net assets of each fund.

2.  Investment Advisory Fee, Administration Fee and Other Transactions

    The Trust has entered into an investment advisory agreement (the "Advisory Agreement") with Kobren Insight Management, Inc. ("KIM" or the "Adviser") who has engaged Delphi Management, Inc. ("Delphi") as the fund's subadviser. The Advisory Agreement provides that the fund pays KIM a fee, computed daily and paid monthly, at the annual rate of 1.00% of the fund's average daily net assets. KIM is solely responsible for the payment of the subadviser fee to Delphi. KIM has voluntarily agreed to limit the fund's total annual operating expenses of the Retail Class and Institutional Class to no more than 1.75% and 1.50%, respectively, of the fund's average daily net assets until January 1, 2000.

    For the year ended December 31, 1999, the Adviser reimbursed management and other fees amounting to $22,239.

    The  Trust  has  also  entered  into  an   administration   agreement   (the
"Administration Agreement") with PFPC Inc. (formerly known as First Data Investor Services Group, Inc.) (the "Administrator"), an indirect wholly-owned subsidiary of PNC Bank Corp. The Administrator also serves as the Trust's transfer agent and dividend paying agent. Prior to December 1, 1999, the services described above were provided by First Data Investor Services Group, Inc., a wholly-owned subsidiary of First Data Corporation. On that date, PFPC Trust Company, a wholly-owned subsidiary of PFPC Worldwide, Inc., and an indirect wholly-owned subsidiary of PNC Bank Corp., acquired all of the outstanding stock of First Data Investor Services Group, Inc. and as part of the transaction, PFPC Inc. was merged into First Data Investor Services Group, Inc. which then changed its name to PFPC Inc. Boston Safe Deposit and Trust Company, an indirect and wholly owned subsidiary of Mellon Bank Corporation, serves as the Trust's custodian. Kobren Insight Brokerage, Inc. ("KIB"), an affiliate of KIM, serves as distributor of the fund.

    For the year ended December 31, 1999, the Administrator and transfer agent waived fees amounting to $14,964.

    No officer, director or employee of KIM, KIB, the Administrator, or any affiliate thereof, receives any compensation from the Trust for serving as a trustee or officer of the Trust. Each trustee who is not an "affiliated person" receives an annual fee of $5,000 plus $1,000 for each board meeting attended and $500 for each committee meeting attended. The Trust also reimburses out-of-pocket expenses inc1urred by each trustee in attending such meetings.

3.  Distribution and Shareholder Servicing Fees

    The Retail Class of the fund has adopted a Shareholder Servicing and Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. The fund pays KIB, distributor of the fund and affiliate of KIM, a monthly fee ("12b-1 Fee") for distribution and/or shareholder services provided, at an annual rate of 0.25% of the average daily net assets attributable to the Retail Class of shares.

4.  Sub-Transfer Agent Fees

    The Retail Class of the fund is subject to sub-transfer agent fees consisting of broker-dealer and fund network fees. The fund pays participating networks a monthly fee for transacting shareholder orders, at an annual rate of up to 0.10% of the average daily balance of fund accounts invested through those networks. Currently, all sub-transfer agent fees have been reimbursed by the Adviser to maintain the expense limitation of 1.75% that has been set on the Retail Class of the Fund. As of December 31, 1999, the sub-transfer agent fees that were reimbursed by the Adviser amounted to $8,074, which is included in the amount noted above.

5.  Purchases and Sales

    The aggregate amounts of purchases and sales of the fund's investment securities, other than short-term securities, for the year ended December 31, 1999, were $51,436,265 and $5,955,247 of non-governmental issues, respectively.

6.  Shares of Beneficial Interest

    As of December 31, 1999, an unlimited number of shares of beneficial interest, par value $0.001, was authorized for the Trust. Changes in shares of beneficial interest for the fund were as follows:


                                                   Year Ended December 31, 1999          Period Ended December 31, 1998
                                                     Shares               Amount              Shares         Amount

Retail Class:
Shares Sold                                         2,796,694     $   29,759,359            499,444     $    4,999,226
Shares Issued as
Reinvestment of Distributions                          14,152            154,824                 --                 --
Shares Redeemed                                      (535,482)        (5,720,041)                --                 --
Net Increase                                        2,275,364     $   24,194,142            499,444     $    4,999,226

Institutional Class:
Shares Sold                                         2,523,893     $   26,186,423             26,849     $      269,010
Shares Issued as Reinvestment of Distributions         16,221            177,451                 --                 --
Shares Redeemed                                      (533,797)        (5,669,521)                --                 --
Net Increase                                        2,006,317     $   20,694,353             26,849     $      269,010

    At December 31, 1999,  KIM,  Delphi and its affiliates  owned 700,085 Retail
Class shares of the fund.


7.  Post October Losses

    Under current tax laws, certain capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended December 31, 1999, the fund elected to defer losses occurring between November 1, 1999 and December 31, 1999 in the amount of $179,185.


REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Trustees of Kobren Insight Funds:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Kobren Delphi Value Fund (the "Fund") at December 31, 1999, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated therein, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

Boston, Massachusetts
PricewaterhouseCoopers LLP
February 10, 2000